SECOND QUARTER 2016 INVESTOR CONFERENCE CALL August 12, 2016

1 SAFE HARBOR STATEMENT This presentation contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on our management’s beliefs and assumptions and on information currently available to management. These forward-looking statements include, without limitation, statements regarding our industry, business strategy, plans, goals and expectations concerning our market position, product expansion, future operations, margins, profitability, future efficiencies, and other financial and operating information. When used in this discussion, the words “may,” “believes,” “intends,” “seeks,” “anticipates,” “plans,” “estimates,” “expects,” “should,” “assumes,” “continues,” “potential,” “could,” “will,” “future” and the negative of these or similar terms and phrases are intended to identify forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties, inherent risks and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our management’s beliefs and assumptions only as of the date of this presentation. Our actual future results may be materially different from what we expect due to factors largely outside our control, including the occurrence of severe weather conditions and other catastrophes, the cyclical nature of the insurance industry, future actions by regulators, our ability to obtain reinsurance coverage at reasonable rates and the effects of competition. These and other risks and uncertainties associated with our business are described under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2015, which should be read in conjunction with this presentation. The company and subsidiaries operate in a dynamic business environment, and therefore the risks identified are not meant to be exhaustive. Risk factors change and new risks emerge frequently. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. 1

$22.8 $18.3 $6.9 $4.7 $0 $5 $10 $15 $20 $25 $30 $35 Q2 2016 Q2 2015 M I L L I O N S Commercial Lines Personal Lines Significant top line growth: • Total gross written premium was $29.7 million for Q2 2016  Up 28.9% over the same period in 2015  Net earned premium was up 43.4% for the same period • Factors driving premium growth include:  Strong commercial lines experience in hospitality & small business accounts, particularly in commercial multi-peril and workers’ compensation lines  Personal lines focus on low-value dwellings and wind-exposed homeowners • Active claims management  Select reserve strengthening in the quarter (added roughly 6 points to the loss ratio)  Still generated a loss ratio of 61.7% in Q2 2016 • Expense ratio showing improvement  Sequential quarterly reduction • 180 basis point improvement over Q1 2016 • 600 basis point improvement over Q4 2015  Expect continued downward trend as earned premiums ramp up • Book Value of $10.03 per share, or $76.2 million, of shareholders’ equity 2 RESULTS OVERVIEW: Q2 2016 GROSS WRITTEN PREMIUM

3 BUSINESS MIX Personal Lines 23.2% Commercial Lines 76.8% Commercial Multi- Peril 54.1% Other Liability 11.0% Commercial Auto 8.1% Other Commercial 3.5% Wind-Exposed 14.9% Low-Value Dwelling 8.3%

$0 $5 $10 $15 $20 $25 Q2 2016 Q2 2015 M I L L I O N S Commercial Multi-Peril Other Liability Commercial Auto Other Commercial COMMERCIAL LINES OVERVIEW • Seek leading position in niche markets we write • 24.5% growth in commercial gross written premium to $22.8 million for the second quarter of 2016 • Commercial multi-peril and other liability lines grew together by 29.0% for the second quarter of 2016 • Writing commercial lines in all 50 states 4 10 to 20% of GWP 2 to 9.9% of GWP 1 to 1.9% of GWP Less than 1% of GWP GROSS WRITTEN PREMIUM

5 UNDERWRITING ENHANCEMENTS & POLICIES IN FORCE REDUCTION • Increased rates an average of 22% and case reserves up 38% in 2016 • Curtailed new business in select geographies • Focus on smaller operators (1-3 vehicles) • Total repo policies in force down almost 30% REPOSSESSION & TOWING COMMERCIAL AUTO: Q2 2016 5 $8,807 $10,739 $- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 6/30/2015 6/30/2016 21.9% rate increase 469 330 0 50 100 150 200 250 300 350 400 450 500 29.6% fewer policies in force 6/30/2015 6/30/2016 AVERAGE PREMIUM PER POLICY POLICIES IN FORCE

$0 $1 $2 $3 $4 $5 $6 $7 $8 Q2 2016 Q2 2015 M I L L I O N S Wind-Exposed Low-Value Dwelling Personal Auto (run-off) • Gross written premium was up 45.9% during the second quarter • Increase in wind-exposed homeowners focusing on coastal exposures in Hawaii, Texas and Florida • Low-value dwelling ramp up primarily in southern states, such as Texas and northern Louisiana PERSONAL LINES: LOW-VALUE DWELLING & WIND-EXPOSED HOMEOWNERS GROSS WRITTEN PREMIUM $ in thousands Q2 2016 Top Five States Texas $ 2,707 39.2% Florida 2,045 29.6% Hawaii 987 14.3% Indiana 849 12.3% Illinois 202 3.0% All Other 114 1.6% Total $ 6,904 100.0% 6 GROSS WRITTEN PREMIUM

7 CLAIMS ENHANCEMENTS & INCREASED CASE RESERVES • Added experienced claims staff - Florida based property managers and adjusters • Implemented improved policy wording previously adopted by Citizens • Increased average case reserves by 57% since second quarter 2015 FLORIDA HOMEOWNERS: Q2 2016 7 $4,616 $4,764 $5,164 $6,570 $7,248 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 57% reserve increase AVERAGE FLORIDA HOMEOWNERS CASE RESERVE

8 SHIFTING BUSINESS MIX TO IMPROVE PROFITABILITY • Reserve strengthening impact: added 6 percentage points to Q2 2016 loss ratio (55.7% without impact)  3.2 percentage points from Florida homeowners  2.8 percentage points from commercial auto • Even with full impact of above, loss ratio was 61.7% for Q2 2016 56.4% 49.8% 78.0% 76.9% 61.7% 57.6% Q2 2016 Q2 2015 Commercial Lines Personal Lines Consolidated RESULTS OVERVIEW: Q2 2016 8 Loss Ratio Target: 55%

9 Q2 2016 INCOME STATEMENT • Increased production in hospitality, small commercial, security services and select homeowners lines of business • 2015 investments in experienced underwriting teams are driving organic growth • Operating loss of $0.14 per diluted share for Q2 2016 • $10.03 per share, or $76.0 million, of shareholders’ equity ($ in thousands, except per share data and ratios) Three Months Ended June 30, 2016 Three Months Ended June 30, 2015 Gross Written Premium $29,725 $23,059 Net Written Premium 26,175 15,942 Net Earned Premium 21,675 15,115 Net Income (Loss) (513) 630 Net Income (Loss) Allocable to Common Shareholders (513) 366 EPS, Basic and Diluted (0.07) 0.09 Operating Income (Loss) (1,054) 279 Operating Income (Loss) per share (0.14) 0.07 9

10 48.0% 49.8% 61.7% 62.4% Q2 2016 Q1 2016 Expense Ratio Loss Ratio COMBINED RATIO REFLECTS CLAIMS MANAGEMENT/IMPROVED EXPENSE RATIO • Reserve strengthening added 6 points to the combined ratio in the second quarter • Enhanced mix of business and premium growth will help drive combined ratio improvement  76.8% commercial business with continuing solid loss ratios  Commercial lines loss ratio of 56.4% in the second quarter 10 109.7% 112.2%

11 EXPENSE RATIO: TRENDING DOWNWARD • Total expense ratio of 48.0% in the Q2 2016 – versus 49.8% in Q1 2016 • Sequential expense ratio improvement quarter to quarter – 180 basis points • Factors driving expense ratio:  Added experienced underwriting teams in 2015 – for both commercial and personal lines  Quota share reinsurance impact compared to second quarter 2015  Additional infrastructure associated with being a public company • Expect continuing downward trend as earned premiums grow quarter to quarter 11 48.0% 49.8% 54.1% Q2 2016 Q1 2016 Q4 2015 Expense Ratio Target : 35%

12 LOSS RESERVES: RESERVING PHILOSOPHY • Conservative reserving practices  Based on experience and industry-standard actuarial methods  Consistent favorable reserve development for each of the years 2010 to 2014 • The table below represents the prior year reserve development from 2011 to date by entity. Adverse development in 2016 is mostly due to greater than expected claim frequency and severity in our commercial auto and Florida homeowners lines of business: TOTAL RESERVE REDUNDANCY $ in thousands (Favorable) / Unfavorable Development Reported in: COMPANY SUBSIDIARIES 2011 2012 2013 2014 2015 YTD 2016 Total CIC (151) (1,615) (1,521) (61) 1,633 1,406 (309) WPIC (2,579) (3,852) (3,639) (367) (345) (121) (10,903) ACIC - - - (723) 417 1,904 1,598 CHI (2,223) (4,356) (5,021) (1,193) 1,458 3,094 (8,241) CONSOLIDATED

13 CONSERVATIVE INVESTMENT STRATEGY • Investment philosophy is to maintain a highly liquid portfolio of investment-grade fixed income securities • Total cash & investment securities of $147M at June 30, 2016:  Average duration to worst: 3.1 years  Average tax-equivalent yield: ~2%  Average credit quality: AA FIXED INCOME PORTFOLIO CREDIT RATING $ in thousands June 30, 2016 Fair Value % of Total AAA $ 28,117 25% AA 51,736 46% A 17,995 16% BBB 14,621 13% TOTAL FIXED INCOME INVESTMENTS $ 112,469 100% 5% 13% 33% 41% 4% 5% PORTFOLIO ALLOCATION U.S. Government Obligations State & Local Governments Corporate Debt Commercial Mortgage & Asset-Backed Securities Equity Securities Short-Term Investments

APPENDIX

16 SUMMARY FINANCIAL STATEMENTS: INCOME STATEMENT 16 OPERATING RESULTS Three Months Ended June 30, $ in thousands, except per share data 2016 2015 Gross Written Premiums $ 29,725 $ 23,059 Ceded Written Premiums (3,549) (7,117) Net Written Premiums $ 26,176 $ 15,942 Net Earned Premiums 21,675 15,115 Net investment income 528 469 Net realized investment gains 541 87 Other income 283 480 Total revenue 23,027 16,151 Losses and loss adjustment expenses, net 13,541 8,976 Policy acquisition costs 6,014 2,639 Operating expenses 4,536 3,619 Interest expense 143 239 Total expenses 24,234 15,473 Income (loss) before equity earnings and income taxes (1,207) 678 Equity earnings (losses) of affiliates, net of tax 71 - Income tax (benefit) expense (623) 48 Net income (loss) (513) 630 Less net (loss) income attributable to noncontrolling interest - 51 Net income (loss) attributable to Conifer $ (513) $ 579 Net income (loss) allocable to common shareholders $ (513) $ 366 Earnings (loss) per common share, basic and diluted $ (0.07) $ 0.09 Weighted average common shares outstanding, basic and diluted 7,594,862 4,050,042

17 FINANCIAL RESULTS: CHI CONSOLIDATED BALANCE SHEET SUMMARY BALANCE SHEET $ in thousands June 30, 2016 December 31, 2015 Cash and invested assets $ 147,382 $ 130,427 Reinsurance recoverables 8,099 7,044 Goodwill and intangible assets 1,417 1,427 Total assets $ 200,062 $ 177,927 Unpaid losses and loss adjustment expenses 41,382 35,422 Unearned premiums 54,230 47,916 Senior debt 14,750 12,750 Total Liabilities $ 124,061 $ 100,665 Total Shareholders' Equity $76,001 $ 77,262

Reinsurance: Prudent Risk Management to Protect Capital

- Retain first $500,000 of each specific loss/risk
  - Reinsurance coverage in excess of $500,000 up to policy limits
- Catastrophe (CAT) reinsurance program provides $165M of protection
  - All providers are rated minimum A-
  - Corresponds to the estimated 1-in-200 year probable maximum loss (PML)
  - Net retention of $5M for first event
  - Following reinstatement, net retention of $1M for each of the next two subsequent events
- Equipment Breakdown Reinsurance Treaty
  - 100% Quota Share through Hartford Steam Boiler (A+)
  - $25M in coverage



CIC / WPIC
Specific Loss Reinsurance Treaties
Effective 01/01/2016 to 01/01/2017
$20,000,000
$10,000,000
$2,000,000
$1,000,000
$500,000
Workers' Comp. / Casualty Clash
Multi-Line Excess of Loss
Retention
CIC / WPIC / ACIC
Property-CAT Reinsurance Treaties
All layers 06/01/2016 to 06/01/2017
$165,000,000
$5,000,000
Property-CAT:
$165M XS $5M
Retention

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19 REINSURANCE: PRUDENT RISK MANAGEMENT TO PROTECT CAPITAL Commercial Property Per Risk Reinsurance Treaty Effective 07/01/16 to 07/01/17 $2,000,000 $500,000 $1,000,000 Retention Multi-Line Excess of Loss Property Per Risk Multi-Line Excess of Loss $4,000,000 Homeowners Property Per Risk Reinsurance Treaty Effective 11/01/14 to 01/01/17 $300,000 Retention Property $3,000,000

20 ORGANIZATION STRUCTURE: CORPORATE OVERVIEW CONIFER HOLDINGS, INC. Insurance Holding Company MI Domicile Incorporated: 10/27/09 RED CEDAR INSURANCE COMPANY Pure Captive Insurance Company 100% owned by CHI DC Domicile Formed : 10/12/11 WHITE PINE INSURANCE COMPANY Property & Casualty Insurance Company 100% owned by CHI MI Domicile Acquired: 12/28/10 AMERICAN COLONIAL INSURANCE COMPANY Property & Casualty Insurance Company 100% owned by CHI FL Domicile Acquired: 11/30/2013 SYCAMORE INSURANCE AGENCY Insurance Agency 100% owned by CHI MI Domicile Created: 5/9/12 CONIFER INSURANCE COMPANY Property & Casualty Insurance Company 100% owned by CHI MI Domicile Acquired: 12/22/09 AMERICAN COLONIAL INSURANCE SERVICES (F/K/A/ EGI – FL) Managing General Agency 100% owned by CHI FL Domicile Acquired: 11/30/2013